Cash and cash equivalents (Details) - MXN ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash and cash equivalents.
Cash and banks	$ 14,586,467	$ 12,941,334	$ 13,106,862
Investments with maturities less than three months	4,519,265	4,305,998	5,513,276
Cash and cash equivalents	19,105,732	17,247,332	18,620,138
Restricted cash	30,711	39,042	42,627
Total cash and cash equivalents	$ 19,136,443	$ 17,286,374	$ 18,662,765	$ 17,901,845